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                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549


                                 FORM 8-K/A


                           Current Report Pursuant
                        to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


     Date of Report (Date of Earliest Event Reported)   January 7, 2000


                           Charming Shoppes, Inc.
           ------------------------------------------------------
           (Exact Name of Registrant as Specified in its Charter)


                                  Delaware
               ----------------------------------------------
               (State or Other Jurisdiction of Incorporation)


             0-7258                                   23-1721355
    ------------------------                       ----------------
    (Commission File Number)                       (I.R.S. Employer
                                                  Identification No.)

         450 Winks Lane
      Bensalem, Pennsylvania                             19020
      ----------------------                           ----------
      (Address of Principal                            (Zip Code)
       Executive Offices)


                               (215) 245-9100
                       -------------------------------
                       (Registrant's Telephone Number,
                            Including Area Code)


                              Not Applicable
       -------------------------------------------------------------
       (Former Name or Former Address, if Changed Since Last Report)

============================================================================

     This report on Form 8-K/A amends and supplements the report on Form 8-K filed by Charming Shoppes, Inc. ("Charming Shoppes" or the "Company") on January 21, 2000 in connection with the merger of Rose Merger Sub, Inc., a Tennessee corporation and a wholly-owned subsidiary of Charming Shoppes ("Merger Sub"), with and into Catherines Stores Corporation ("Catherines Stores"), a Tennessee corporation (the "Report on Form 8-K"), in accordance with Item 7(b)(2), within 60 days after the due date of the initial filing. The disclosures required by Item 2, Item 5, and Item 7(a) were included in the Report on Form 8-K. This amendment amends and supplements the Report on Form 8-K to include the pro forma financial information required by Item 7(b).


Item 7.   Financial Statements and Exhibits.

Item 7(b) is hereby amended and supplemented as follows:

     (b)  Pro Forma Financial Information.

     The unaudited pro forma financial information included herein gives effect to the Company's acquisition of Catherines Stores. The Unaudited Pro Forma Condensed Consolidated Statements of Operations are based on historical data as reported by the separate companies, and reflect adjustments prepared as if the acquisition had occurred on February 1, 1998. The Unaudited Pro Forma Condensed Consolidated Balance Sheet is based on historical data as reported by the separate companies, and reflects adjustments prepared as if the acquisition had occurred on October 30, 1999.

     The acquisition of Catherines Stores has been accounted for using the purchase method of accounting. Accordingly, the assets acquired and lia-bilities assumed have been recorded at their estimated fair values, with appropriate recognition given to the Company's borrowing rates, accounting policies, and income taxes. The Company's management does not expect that the final allocation of the purchase price for the acquisition of Catherines Stores will differ materially from the allocations used to prepare the unaudited pro forma financial information presented herein.

     The Unaudited Pro Forma Condensed Consolidated Financial Statements contained herein (the "Statements") have been prepared based on available information, using assumptions that the Company's management believes are reasonable. The Statements do not purport to represent the actual financial position or results of operations that would have occurred if the acquisition had occurred on the dates specified. The Statements are not necessarily indicative of the results of operations that may be achieved in the future. The Statements do not reflect any adjustments for the effect of non-recurring items or operating synergies that the Company may realize as a result of the acquisition. No assurances can be made as to the amount of any financial benefits, if any, that may actually be realized as the result of the acqui-sition.

     The assumptions used and adjustments made in preparing the Statements are described in the Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements contained herein (the "Notes"), which should be read in conjunction with the Statements contained herein. The Statements and related Notes contained herein should be read in conjunction with the consolidated financial statements and related notes of the Company included in its Annual Report on Form 10-K for the year ended January 30, 1999, the unaudited condensed consolidated financial statements and related notes of the Company included in its Quarterly Report on Form 10-Q for the quarter ended October 30, 1999, and the consolidated financial statements and related notes of Catherines Stores incorporated by reference in Item 7(a) of the Report on Form 8-K, as amended hereby.

                                CHARMING SHOPPES, INC.
               UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                   OCTOBER 30, 1999

                                    As Reported
                                --------------------
                                Charming  Catherines
(In thousands)                  Shoppes     Stores     Adjustments   Notes   Pro Forma
                                --------  ----------   -----------   -----   ---------
ASSETS
Current assets
Cash and cash equivalents.....  $ 12,842   $  9,936                          $ 22,778
Available-for-sale securities.    42,572          0                            42,572
Accounts receivable...........         0      4,454     $ (4,454)    5              0
Merchandise inventories.......   262,488     60,326       (3,270)    1,2      319,544
Deferred taxes................    15,194      4,203        3,293     2,4       22,690
Prepayments and other.........    38,334      3,967        4,019     2,5       46,320
                                --------   --------     --------             --------
   Total current assets.......   371,430     82,886         (412)             453,904
                                --------   --------     --------             --------
Property, equipment and
   leasehold improvements.....   410,786     81,310       (5,677)    2        486,419
Less accumulated depreciation
   and amortization...........  (257,165)   (45,214)       5,217     2       (297,162)
                                --------   --------     --------             --------
   Net property, equipment
   and leasehold improvements.   153,621     36,096         (460)             189,257
                                --------   --------     --------             --------
Available-for-sale securities.   199,865          0     (154,884)    2,3       44,981
Other assets..................    28,559      1,929       (1,754)    2         28,734
Goodwill......................         0     21,116       76,329     2         97,445
                                --------   --------     --------             --------
   Total assets...............  $753,475   $142,027     $(81,181)            $814,321
                                ========   ========     ========             ========

[FN]
See Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements

                                CHARMING SHOPPES, INC.
               UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                   OCTOBER 30, 1999

                                    As Reported
                                --------------------
                                Charming  Catherines
(In thousands)                  Shoppes     Stores     Adjustments   Notes   Pro Forma
                                --------  ----------   -----------   -----   ---------
LIABILITIES AND STOCKHOLDERS'
EQUITY
Current liabilities
Accounts payable..............  $ 98,054   $ 26,741                          $124,795
Accrued expenses..............   112,559     20,390     $  5,610     2,5      138,559
Income taxes payable..........    12,053          0       (4,093)    2,4,5      7,960
Accrued restructuring expenses     8,928          0                             8,928
Current portion -- long-term
   debt.......................        17      1,811                             1,828
                                --------   --------     --------             --------
   Total current liabilities..   231,611     48,942        1,517              282,070
                                --------   --------     --------             --------
Deferred taxes................     6,942        378          834     2,4        8,154

Long-term debt................    96,136      9,175                           105,311

Stockholders' equity
Common stock..................    10,759         68          (68)    1         10,759
Paid-in capital...............    68,396     41,351      (41,351)    1         68,396
Treasury stock................   (40,824)                                     (40,824)
Deferred employee compensation    (2,011)                                      (2,011)
Accumulated other
   comprehensive income.......    (2,191)                                      (2,191)
Retained earnings.............   384,657     42,113      (42,113)    1         384,657
                                --------   --------     --------             --------
Total stockholders' equity....   418,786     83,532      (83,532)             418,786
                                --------   --------     --------             --------
Total liabilities and
   stockholders' equity.......  $753,475   $142,027     $(81,181)            $814,321
                                ========   ========     ========             ========

[FN]
See Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements

                                CHARMING SHOPPES, INC.
          UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                          NINE MONTHS ENDED OCTOBER 30, 1999

                                    As Reported
                                --------------------
(In thousands except            Charming  Catherines
net income per share)           Shoppes     Stores     Adjustments   Notes   Pro Forma
                                --------  ----------   -----------   -----   ---------
Net sales....................   $848,159   $234,206                         $1,082,365
Other income.................      9,299                  $(6,097)   3,5         3,202
                                --------   --------       -------           ----------
   Total revenue.............    857,458    234,206        (6,097)           1,085,567
                                --------   --------       -------           ----------
Cost of goods sold, buying,
   and occupancy expenses....    604,011    153,815         6,168    5         763,994
Selling, general, and
   administrative expenses...    200,115     60,899        (5,645)   5         255,369
Amortization of intangible
   assets....................          0        765         2,889    2           3,654
Write-down of store assets
   and store closing costs...          0        356                                356
Restructuring credit.........     (2,834)         0                             (2,834)
Non-recurring gain from
   demutualization of
   insurance company.........     (6,700)         0                             (6,700)
Interest expense.............      5,526        259           437    5           6,222
                                --------   --------       -------           ----------
   Total expenses............    800,118    216,094         3,849            1,020,061
                                --------   --------       -------           ----------
Income from continuing
   operations before
   income taxes..............     57,340     18,112        (9,946)              65,506
Income tax provision.........     22,069      7,153        (2,646)   4          26,576
                                --------   --------       -------           ----------
Income from continuing
   operations................     35,271     10,959        (7,300)              38,930
                                ========   ========       =======           ==========
Basic income per share
   from continuing operations      $0.36      $1.58                              $0.40
                                   =====      =====                              =====
Weighted average shares
   outstanding...............     98,286      6,937                             98,286

Diluted net income per share
   from continuing operations      $0.34      $1.54                              $0.37
                                   =====      =====                              =====
Weighted average shares and
   equivalents outstanding...    115,386      7,101                            115,386

[FN]
See Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements

                                CHARMING SHOPPES, INC.
          UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                             YEAR ENDED JANUARY 30, 1999

                                    As Reported
                                --------------------
(In thousands except            Charming  Catherines
net income per share)           Shoppes     Stores     Adjustments   Notes   Pro Forma
                                --------  ----------   -----------   -----   ---------
Net sales.................... $1,035,160   $295,278                         $1,330,438
Other income.................     16,003                  $(8,526)   3,5         7,477
                              ----------   --------       -------           ----------
   Total revenue.............  1,051,163    295,278        (8,526)           1,337,915
                              ----------   --------       -------           ----------
Cost of goods sold, buying,
   and occupancy expenses....    771,107    201,189         6,084    5         978,380
Selling, general, and
   administrative expenses...    246,747     79,100        (5,525)   5         320,322
Amortization of intangible
   assets....................          0      1,046         3,826    2           4,872
Write-down of store assets
   and store closing costs...          0        507                                507
Restructuring charge.........     54,246          0                             54,246
Interest expense.............     10,052        737           231    5          11,020
                              ----------   --------       -------           ----------
   Total expenses............  1,082,152    282,579         4,616            1,369,347
                              ----------   --------       -------           ----------
Income (loss) before
   income taxes..............    (30,989)    12,699       (13,142)             (31,432)
Income tax provision
   (benefit).................    (10,854)     5,072        (3,494)   4          (9,276)
                              ----------   --------       -------           ----------
Net income (loss)............ $  (20,135)  $  7,627       $(9,648)          $  (22,156)
                              ==========   ========       =======           ==========
Basic net income (loss)
   per share.................     $(0.20)     $1.05                             $(0.22)
                                   =====      =====                              =====
Weighted average shares
   outstanding...............     99,441      7,259                             99,441

Diluted net income per share.                 $1.03
                                              =====
Weighted average shares and
   equivalents outstanding...                 7,407

[FN]
See Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements

                          CHARMING SHOPPES, INC.
 NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION


1.  BASIS OF PRESENTATION

     The unaudited pro forma financial information included herein gives effect to the Company's acquisition of Catherines Stores Corporation. The Unaudited Pro Forma Condensed Consolidated Statements of Operations are based on historical data as reported by the separate companies, and reflect adjustments prepared as if the acquisition had occurred on February 1, 1998. The Unaudited Pro Forma Condensed Consolidated Balance Sheet is based on historical data as reported by the separate companies, and reflects adjust-ments prepared as if the acquisition had occurred on October 30, 1999.

     The acquisition of Catherines Stores has been accounted for using the purchase method of accounting. Accordingly, the assets acquired and liabilities assumed have been recorded at their estimated fair values, with appropriate recognition given to the Company's borrowing rates, accounting policies, and income taxes. The Company's management does not expect that the final allocation of the purchase price for the acquisition of Catherines Stores will differ materially from the allocations used to prepare the unaudited pro forma financial information presented herein.

     In connection with the acquisition, Catherines Stores accounting poli-cies have been conformed with those of the Company. The unaudited pro forma financial information contained herein gives effect to certain conforming adjustments relating to inventories and intangibles. In addition, certain reclassifications have been made to the historical financial information of Catherines Stores to conform to the Company's presentation.

2.  DESCRIPTION OF ACQUISITION

     The pro forma cost of the acquisition of Catherines Stores consists of the following:

(In thousands)
Purchase of Catherines Stores stock............................... $162,848
Fees and other direct costs.......................................    5,909
                                                                   --------
Cost of the acquisition of Catherines Stores (1).................. $168,757
                                                                   --------
Net tangible book value of Catherines Stores at October 30, 1999.. $ 60,662
Aggregate exercise price of Catherines Stores stock options
   exercised subsequent to October 30, 1999.......................   10,679
Reimbursement for taxes related to stock option exercises.........    3,194
Adjustments to conform Catherines Stores inventory accounting
   policies with those of the Company.............................   (3,270)
Step-up to estimated fair value of headquarters and distribution
   center facility................................................    2,693
Write-off of net book value of duplicate facilities and equipment.   (3,153)
Write-off of other current assets.................................     (435)
Increase in net deferred tax assets resulting from acquisition....    2,459
Decrease in income taxes payable resulting from acquisition.......    4,093
Increase in accrued acquisition liabilities, primarily payments
   required under change-in-control agreements....................   (5,610)
                                                                   --------
Estimated fair value of net assets acquired....................... $ 71,312
                                                                   --------
Excess of pro forma cost of acquisition over estimated fair
   value of net assets acquired................................... $ 97,445
                                                                   ========

[FN]
(1) The cost of the acquisition was funded through the use of the company's existing cash and available-for-sale securities.

     The excess of cost of the acquisition over the estimated fair value of the assets acquired was allocated to goodwill, which will be amortized on a straight-line basis over 20 years.

                         CHARMING SHOPPES, INC.
 NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION


3.  INTEREST INCOME

     The acquisition was funded through the use of the Company's existing cash and available-for-sale securities. Had the acquisition occurred on February 1, 1998 (the date used to prepare the Unaudited Pro Forma Condensed Consolidated Statements of Operations), the Company would have earned lower interest income as a result of the reduction in available-for-sale securities. The Unaudited Pro Forma Condensed Consolidated Statements of Operations give effect to the lower interest income that would have been earned during the periods presented, using actual weighted average yields on the available-for-sale securities sold.

4.  INCOME TAXES

     The Unaudited Pro Forma Condensed Consolidated Statements of Operations have been adjusted to reflect the estimated amount of income taxes that would have been accrued on pre-tax income from continuing operations had the acqui-sition taken place on February 1, 1998.

     The Unaudited Pro Forma Condensed Consolidated Balance Sheet reflects deferred income taxes which result from differences in the estimated fair values of net assets acquired and liabilities assumed for financial reporting purposes and their respective tax bases.

5.  RECLASSIFICATIONS

     The unaudited pro forma condensed consolidated financial statements include the following reclassifications to conform the historical financial information of Catherines Stores to the Company's presentation:

Unaudited Pro Forma Condensed Consolidated Balance Sheet:

                                                            October 30,
                                                                1999
                                                                ----
Accounts receivable reclassifed to prepaids and other........  $4,454
Income taxes payable reclassified from accrued expenses......     781

Unaudited Pro Forma Condensed Consolidated Statement of Operations:

                                                Nine Months      Year
                                                   Ended         Ended
                                                October 30,   January 30,
                                                    1999         1999
                                                    ----         ----
Reclassification of layaway income from selling,
   general, and administrative expenses to
   other income.................................   $  436       $  536
Reclassification of interest income from
   interest expense.............................      437          231
Net reclassification of operating expenses from
   selling, general, and administrative expenses
   to cost of goods sold, buying, and occupancy
   expenses.....................................    6,046        6,000

                                SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             CHARMING SHOPPES, INC.
                                                  (Registrant)




Dated: March 22, 2000                        By: /S/ ERIC M. SPECTER
                                             Name:  Eric M. Specter
                                             Title: Executive Vice President